ANNEX IV

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 22, 1997 (this "Agreement"), is made by and between STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of October 22, 1997, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor one or more 6% Convertible Subordinated Debentures of the Company, in an aggregate principal amount of $1,600,000 (the "Debentures"), and warrants to purchase 40,000 shares of Common Stock (the "Warrants"); and

                  WHEREAS, the Debentures are convertible into shares (the "Conversion Shares") of the Common Stock, par value $0.001 per share, of the Company (the "Common Stock") upon the terms and subject to the conditions of the Debentures (as defined in the Securities Purchase Agreement) and the Warrants may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrants; and

                  WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares; and

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

1.   Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(ii) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith

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      determination  by the Board of Directors  of the Company  that the
      registration statement  would  be  materially   misleading   absent  the
      inclusion  of  such information.

(iii)"Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iv) "Registrable  Securities"  means  the  Conversion  Shares  and the  Warrant
     Shares.

(v) "Registration Statement" means a registration statement of the Company under the Securities Act.

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.  Registration.

(a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than forty-five (45) days following the Closing Date under the Securities Purchase Agreement, either a Registration Statement on Form S-3 registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investor (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Debentures would be convertible and the Warrants exercisable at the time of filing of the Form S-3, or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits or stock dividends). The Company shall use its best efforts to cause the Registration Statement to be declared effective no later than 90 days after the Closing Date. If at any time the number of shares of Common Stock into which the Debentures may be converted and which would be issued upon exercise of the

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Warrants exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debentures may be converted and which would be issued upon exercise of the Warrants, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Debentures may be converted and which would be issued upon exercise of the Warrants that exceed the aggregate number of shares of Common Stock already registered. Notwithstanding the other provisions of this Agreement, the number of shares that the Company shall be obligated to register hereunder at any time shall be limited to the number of authorized shares that it has available for issuance.

(b) Payments by the Company.

(i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC within forty-five (45) days after the Closing Date (the "Required Filing Date"), the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

(ii) If the Registration Statement covering the Registrable Securities is not effective within the earlier of (a) five (5) days after notice by the SEC that it may be declared effective or (b) ninety (90) days following the Closing Date or the end of any Permitted Suspension Period (as defined in this Agreement) (the "Required Effective Date"), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

(iii)The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) one percent (1%) of the purchase price paid by the Initial Investor (the "Purchase Price") for all Debentures then purchased and outstanding pursuant to the Securities Purchase Agreement for the period from the date following the Required Filing Date or the Required Effective Date, as the case may be, to the first relevant Computation Date, and (B) three percent (3%) to each Computation Date thereafter. By way of illustration and not in limitation of the foregoing, if the Registration Statement is timely filed but is not declared effective until one hundred and seventy (170) days after the Closing Date, the Periodic Amount will aggregate seven percent (7%) of the Purchase Price of the Debentures (1% for days 91-120, plus 3% for days 121-150, plus 3% for days 151-170).


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(iv) Each  Periodic  Amount  will be  payable  by the  Company  in cash or other immediately available funds to the Investor upon demand of the Investor at any time following 120 days following the Closing Date.

(v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement has not been declared effective by the Required Registration Date may be difficult to ascertain. Therefore, the parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages and that the payment by Company of the Periodic Amount shall be deemed in complete and total satisfaction of all claims of Investor against Company for failure of Company to comply with this Section 2(b).

(vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the filing or effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 under the Securities Act ("Rule 144") or another available exemption under the Securities Act.

(vii)"Computation  Date"  means (i) the date which is the  earlier of (A) thirty
     (30) days after the Required Filing Date or the Required Effective Date, as the case may be, or (B) the date after the Required Filing Date or the Required Registration Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

(viii) Anything in the preceding provisions of this Section 2(b) to the contrary notwithstanding, if, but only if, the Registration Statement is declared effective within one hundred twenty (120) days following the Closing Date, the provisions of this Section 2(b) shall not apply and the Company will not have any obligation to pay any Periodic Amount to the Initial Investor with respect thereto.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.


(a) Prepare promptly, and file with the SEC by forty- five (45) days after the initial Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to become effective the earlier of (a) five (5) days after notice by the SEC that it may be declared effective or (b) ninety (90) days following the Closing Date, and keep the

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Registration   Statement   effective  at  all  times  until  the  earliest  (the
     "Registration Period") of (i) the date that is two years after the Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the
     Registrable   Securities,   which  Registration  Statement  (including  any
     amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(c) The Company shall permit a single firm of counsel designated by the Initial Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

(d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

(f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing

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     underwriters)  of the  issuance by the SEC of a Notice of  Effectiveness
     or any notice  of   effectiveness  or  any  stop  order  or  other
     suspension of the effectiveness of the Registration Statement at the earliest possible time;

(g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Shares, or engage in any other transaction involving or relating to the Registrable Shares, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (a "Resumption of Trading Notice"); provided, however, that the Company may not suspend the Investors' ability to trade the Registrable Shares (i) for more than an aggregate of forty (40) days (but in no event for more than thirty (30) consecutive days) during any 12-month period during the period the Registration Statement is required to be in effect, or (ii) for a period of at least ten (10) days following any date the Company has issued a Resumption of Trading Notice. A period during which the Company is permitted to suspend trading as provided in this section is referred to as a "Permitted Suspension Period" in this Agreement.

(h) Use its reasonable efforts to secure designation of all the Registrable Securities covered by the Registration Statement the quotation of the Registrable Securities on The NASDAQ SmallCap Market, or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities;

(i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(j) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

(k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

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(a)  It shall be a  condition  precedent  to the  obligations  of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

(b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of

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destruction)  all  copies  in  such  Investor's  possession,  of the  prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and selling expenses (including stock transfer taxes incurred in connection with registrations, filings or qualifications pursuant to Section 3), including all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and a fee for a single counsel for the Investor not exceeding $3,500, shall be borne by the Company.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:


(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration
     Statement, or any post- effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light

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     of the  circumstances  under which the  statements  therein were made,  not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii)
     being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or
     defending  any  such  Claim.   Notwithstanding  anything  to  the  contrary
     contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto,
     (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action),

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     such  Indemnified  Person or  Indemnified  Party  shall,  if a Claim in respect  thereof is to be made  against any  indemnifying  party under this
     Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other person represented by such counsel in such proceeding. In such event, the indemnifying party shall pay for only one separate legal counsel for the Indemnified Party or Indemnified Person; such legal counsel to be selected by the Indemnified Person or Indemnified Party, (I) subject to the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), and (II) if the Indemnified Parties or Indemnified Persons are Investors, by the Investors holding a majority in interests of the Registrable Securities included in the Registration Statement to which the Claim relates. Except as provided in the immediately preceding sentences, in case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, after notice from the indemnifying party to such Indemnified Person or Indemnified Party of the indemnifying person's election so to assume (alone or with other indemnifying persons) the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
     Section 6 for legal or other out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation,

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     unless the indemnifying party shall not defend such action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under -------- ------- circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:


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(a)  make and keep public information  available,  as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and the Securities Purchase Agreement of even date herewith. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(b) hereof.


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10.  Amendment of  Registration  Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.      Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, STRATEGIC SOLUTIONS GROUP, INC., 326 First St., Annapolis, MD 21403, ATTN: John Cadigan, Telecopier No.: (410) 280-6013; with a copy to Palmarella & Sweeney, P.C., 993 Old Eagle School Road, Suite 415, Wayne, PA 19087, ATTN: Ernest D. Palmarella, Esq., Telecopier No.: (610) 687-8830;
     (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016, Telecopier No.: (212) 213-2077; and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by registered or certified mail, four (4) calendar days after deposit with the United States Postal Service.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the

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




maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.


(b) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(c) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(d) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

(k)  Neither party shall be liable for consequential damages.

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                  IN WITNESS WHEREOF,  the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         STRATEGIC SOLUTIONS GROUP, INC.


                           By:
                           Name:
                           Title:

                           ------------------------------------------


                           By:
                           Name:
                           Title:

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